UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

ANN INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square

New York, New York 10036

(Address, including Zip Code, of Registrant’s Principal Executive Offices)

(212) 541-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Names or Former Addresses, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of ANN INC. (the “Company”) was held on May 20, 2015. The following matters were voted upon by the Company’s stockholders at the meeting:

1.	Election of Directors.

NAME OF DIRECTOR	SHARES VOTED IN FAVOR	SHARES VOTED AGAINST	SHARES ABSTAINED	BROKER NON-VOTES
James J. Burke, Jr.	33,801,993	482,099	152,847	3,226,494
Ronald W. Hovsepian	33,345,145	938,946	152,848	3,226,494
Linda A. Huett	34,028,785	253,701	154,453	3,226,494
Kay Krill	34,177,532	107,204	152,203	3,226,494
Stacey Rauch	33,880,446	401,765	154,728	3,226,494

2.	Approval, by non-binding, advisory vote, of the Company’s executive compensation.

For	Against	Abstained	Broker Non-Votes
27,326,581	7,079,721	30,637	3,226,494

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

For	Against	Abstained
37,085,690	553,271	24,472

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANN INC.

Date: May 22, 2015	By:	/s/ Katherine H. Ramundo
		Name:	Katherine H. Ramundo
		Title:	Executive Vice President, General Counsel and Secretary